Exhibit 10.25

FRAMEWORK SUPPLY AGREEMENT

Bernecker und Rainer

Industrie-Elektronik Ges.m.b.H. (FN 111651 v)

B&R Strasse 1

A-5142 Eggelsberg (Austria)

(“B&R”)

and

Congatec AG (commercial register no. HRB Deggendorf 2731)

Auwiesenstr. 5

D-94469 Deggendorf (Germany)

(“Congatec”)

(together with B&R called the “Parties to the Agreement”)

have entered into the following Framework Agreement:

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Content

Preamble		4

1.	Subject matter of the Agreement	5

2.	Serial delivery	5

3.	Call-off orders	5

4.	Dates of delivery, delivery periods, scope of delivery	5

5.	Guaranty, product liability, recall	7

6.	Serial defects	8

7.	Modifications	9

8.	Supplying third parties	9

9.	Quality management	9

10.	Prices, conditions, type of delivery, invoicing, packaging	9

11.	PCN / EOL / spare parts	10

12.	Liability	10

13.	Supplementary terms, insurance	10

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

14.	Subcontractors/subsuppliers	10

15.	Development and manufacturing documentation	11

16.	Confidentiality	11

17.	Term and termination of the Agreement	12

18.	Miscellaneous	12

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Preamble

B&R deals with developing, manufacturing and selling automation technology systems and components.

Congatec is an innovative supplier of embedded computer technology for deployment in industrial environments.

According to the terms and conditions of this Agreement, B&R charges Congatec with developing, manufacturing and serially supplying embedded boards, [***].

For this cooperation, Congatec and B&R enter into the following Agreement:

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1.                   Subject matter of the Agreement

1.1.        Congatec undertakes to supply B&R with the Contractual Products pursuant to Schedule 1 for the complete term of the Agreement. Contractual Products are all products Congatec supplies due to an order from B&R. [***]. [***].

1.2.        [***]. In this case, special and yet to be defined terms and conditions shall be set forth in the scope of a supplementary contract for work and services.

2.                    Serial delivery

2.1.        [***].[***]. [***].

2.2.        For the number of pieces to be delivered, the respective requirement resulting from B&R’s call-off orders shall be decisive. The quantities to be delivered and delivery dates B&R plans result from the Logistics Concept pursuant to Schedule 8. As far as the call-off orders stay within the planning limits according to Logistics Concept Schedule 8, Congatec guarantees to be able to deliver the planned quantities on the planned dates.

2.3.        Congatec shall provide the serial parts with a date stamp (year/week) and the necessary material specifications. Moreover, Congatec undertakes to carry out any further marking or the labeling of the Contractual Products and/or parts thereof on request of B&R and, if reasonable, [***]. The enclosed Quality Assurance Agreement Schedule 3 especially establishes rules for the collection and management of serial number relevant information.

2.4.        B&R shall have the opportunity to be supplied with all modules not custom-made of Congatec’s delivery program.

2.5.               B&R shall be kept up to date about the current scope of delivery and services of the Congatec group by means of regular product meetings. To this end, Congatec invites B&R [***] for a product meeting which shall mainly include [***].

2.6.        During the term of the Agreement, Congatec shall provide B&R with [***].

2.7.        In the case of functional tests for the Contractual Products becoming necessary at B&R’s, Congatec shall support B&R to a reasonable extent with preparing the respective means for functional tests.

3.                     Call-off orders

3.1.        Each call-off order shall lead to a separate contract for delivery. B&R has the right to amend or modify (incl. to cancel) a call-off order pursuant to Schedule 8, especially regarding its quantity, date and place of delivery, packaging and type of delivery. Subject to different written arrangements, for amendments and modifications leading to a stock developing at Congatec’s not utilizable for B&R’s serial production any more, [***] form the upper limit for a replacement eventually agreed-upon and/or otherwise to be compensated by B&R.

3.2.         In all documents and any (machine) readable communication regarding call-off orders, the B&R call-off order number shall be included.

4.                     Dates of delivery, delivery periods, scope of delivery

4.1.         Congatec shall confirm all orders and/or call-off orders in writing within [***] working days at the latest. As far as the orders and/or call-off orders stay within the planned scope pursuant to Logistics Concept Schedule 8, the single contract for delivery already comes into force with the order and/or the call-off order. In this case, the acknowledgment of the order is a pure declaration of knowledge. If the order is handled with an e.g. EDI supported process, Congatec shall act according to the underlying agreements.

4.2.         Congatec guarantees the compliance with the time of delivery, quantities to be delivered and any further arrangements defined in Schedule 8, Logistics Concept. The dates of delivery, delivery periods and

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

quantities to be delivered, set down by B&R in this context, shall be binding. For the compliance with the date of delivery or the delivery period, the receipt of the Contractual Products at B&R’s shall be decisive.

4.3.         Congatec acknowledges the essential importance of the dates of delivery and/or delivery periods and the quantities to be delivered. [***].

4.4.         Congatec undertakes to implement an efficient logistics concept after kick-off, for instance executed by means of an EDI connection.

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Furthermore, Congatec declares their willingness to participate in B&R’s [***]. This aims at installing and executing a cost optimal and efficient supply chain management between Congatec and B&R.

4.5.         [***].[***].

4.6.         Congatec shall prove to B&R the establishment and implementation of an emergency plan providing for alternative manufacturing and delivery options in the case of a total or partial loss of production at Congatec’s or the designated Contract Manufacturer’s (CM) to ensure B&R’s being supplied according to the Agreement. This Emergency Plan Schedule 5 is appended to the present Agreement.

4.7.         Should it not be possible to comply with delivery dates or periods and/or quantities to be delivered, Congatec shall inform B&R about this without undue delay, stating the reasons for the delay and its duration and/or for the reduced quantity, and shall take the necessary corrective measures. Moreover, Congatec declares their willingness to make the respective market tendencies (e.g. longer delivery periods, limited availability etc.) available for B&R early on and in an adequate manner without being asked. The rights of B&R arising out of a delay remain unaffected.

4.8.         If the date of delivery is exceeded, the delay in delivery shall arise immediately. [***].[***], B&R in any case retains the right to assert their claim for further damages and other claims; however, these are restricted pursuant to paragraph 12. [***].[***].

5.                    Guaranty, product liability, recall

5.1.             Congatec guarantees the order and/or delivery conform, complete condition free of defects - especially with respect to the commonly assumed and warranted conditions mentioned in public comments until the time of delivery at B&R’s and to sample or specimen conform properties of the delivered Contractual Products - in the respect that this condition exists both at the time of receipt at B&R’s and at any point in time till the guaranty period expires. Furthermore, Congatec guarantees in this respect that the delivered Contractual Products comply with the regulatory and statutory provisions in force at the time of receipt at B&R’s, especially with the relevant occupational health and accident prevention regulations, even if the Contractual Product was manufactured to B&R’s specifications, and Congatec guarantees that type, usefulness, design and manufacturing engineering of the delivered Contractual Products are in accordance with the relevant acknowledged rules and state of the art of science and technology and that only first class quality material has been used which is suitable for the typical application purpose. The time period for the guaranteed condition free of defects is [***] months and starts with the date of receipt at B&R’s. The guaranty period shall prolong itself by the time period of Congatec’s subsequent performance measures, from the receipt of B&R’s notice of defects till the date Congatec declares the end of the measures in writing or rejects a further subsequent performance in writing. In the case of a self-performance according to 5.3, the guaranty period shall prolong itself by the period of time taken till the subsequent performance is terminated. The approval of samples shall not release Congatec from their obligation to deliver Contractual Products free from defects to all intents and purposes (e.g. regarding commonly assumed properties, usability according to the nature of the business or the arrangement made or properties according to public comments). [***].[***].

5.2.        Considering the condition and durability guaranty pursuant to 5.1, B&R has no duty to examine nor are they required to make a complaint in respect of a defect immediately on receipt of the goods. Nevertheless, but without Congatec’s deriving any rights from its omission, B&R shall execute an inspection on receipt in the respect that B&R will carry out sampling inspections regarding defects perceptible without inspection, i.e.any visible defects (e.g. transport damages), and regarding wrong deliveries (identity of the Contractual Products) and over- and short deliveries (quantity of the Contractual Products) within ten working days (Monday through Friday). Without Congatec’s deriving any rights from a respective omission, B&R shall notify defects of the supply coming to light during the above-mentioned inspections within a time period of an additional ten working days, hidden defects within a time period of ten working days after B&R has learned about the hidden defect. B&R will not carry out any further receiving inspection and testing (e.g. technical performance check). At the CM’s (Contract Manufacturer), an outbound inspection exists to this end. Furthermore, Congatec shall carry

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

out a source inspection. B&R shall carry out an outbound inspection for systems. [***].

5.3.        B&R shall have the right at their own choice to require Congatec to remedy defects at short notice by correction (repair, supplement the missing) and/or replacement at the expense and risk of Congatec. [***].[***]. If Congatec does not fulfil its obligation to correct or replace without undue delay or if an immediate subsequent performance is necessary to safeguard the interests of B&R, B&R shall also have the right to remedy defects or render services not rendered on their own accord or have them remedied and/or rendered by third parties [***]. Normally and at their own choice, B&R will give Congatec the opportunity of correction or replacement, but only if the defect is detected before B&R uses the Contractual Product in their manufacture, if B&R thinks Congatec is capable of replacing or correcting the defective Contractual Product and if the replacement or correction will not lead to delays in B&R’s manufacturing process. [***]. Any additional and further rights of B&R shall remain unaffected at any rate.

5.4.        If a third party files a claim with B&R due to a defectiveness or faultiness of a Contractual Product, within the scope of the limitation on liability pursuant to item 12 of this Agreement, [***]. Furthermore, Congatec undertakes to support B&R to the best of their ability in an eventual legal dispute with third parties.

5.5.        If one of the Parties to the Agreement sees indications a recall of the end product will be necessary due to one of Congatec’s products, each Party to the Agreement shall notify the other party about the reasons and provide them with the documentation supporting this view without undue delay. The other Party to the Agreement shall comment on the indications of a possible recall without undue delay. If the Parties to the Agreement do not reach an understanding in writing about the necessity of a recall and/or its scope, each Party to the Agreement may fix a date for a meeting with at the least [***] days’ notice, at which representatives of each Party to the Agreement having decision-making authority shall take part. If one of the Parties to the Agreement does not act according to this schedule, they cannot refer to the point that this recall was necessary objectively or not towards the other Party to the Agreement, unless the other Party to the Agreement has misconceived that fact by gross negligence or intentionally. [***].

5.6.        If a third party asserts claims against B&R due to personal injury and/or property damage purportedly caused by a defect and/or fault of Congatec’s Contractual Products or of products these Contractual Products are integrated in, the Parties to the Agreement shall immediately and in good faith endeavor to enter into a legal defense agreement. The legal defense agreement shall aim to promote the cooperation between the Parties to the Agreement regarding the defense against a third party claim or legal action.

5.7.         An eventual liability of Congatec for B&R claims for damages and/or reimbursement of expenses shall depend on the provisions of this Agreement and the laws applicable to it. Congatec’s subcontractors, especially CMs (Contract Manufacturers), shall be deemed Congatec’s vicarious agents.

5.8.         Congatec is liable for claims arising out of the infringement of intangible property rights (e.g. trademark, sample, patent, know-how, copyrights etc.) of third parties during the use of the Contractual Products in accordance with this Agreement. Congatec indemnifies B&R and all of their staff and other vicarious agents and holds them harmless from any and all claims arising from the use of such intangible property rights. The Parties to the Agreement undertake to notify each other without undue delay about risks of infringement and purported infringement cases coming to their knowledge and to give each other the opportunity to take concerted action against respective claims.

6.                    Serial defects

6.1.         A serial defect is at hand if due to the type of defect/fault and the cause of an occurred defect/fault it is determined that this defect/fault might occur in all of the parts/components Congatec delivers or in a certain range of parts/components Congatec delivers. This shall be especially assumed if the notices of defect/fault reach a limiting value of [***]% but at least [***] defect/fault cases according to the following definition. For the consideration, the defect/fault cases jointly accepted by B&R and Congatec shall be relevant.

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

6.2.         The calculation of the percentage value shall follow from the ratio of the defective/faulty parts/components of a delivery to the number of entirely delivered, similar parts/components of this delivery. The defects/faults considered for the notices of defect/fault presuppose the same level of inspection.

6.3.         In the case of a serial defect, Congatec shall either, at B&R’s choice, provide replacement parts/components free of defects/faults for all delivered parts/components possibly exhibiting the serial defect, whether or not the defect/fault has already occurred, and within the scope of the limitation on liability pursuant to item 12 of this Agreement, shall assume all costs for replacing the respective parts/components and the resulting costs for shipment and assembly or carry out the replacement and/or rectification of defects free of charge and reimburse B&R for all further expenses occurring in this regard due to the replacement and/or rectification.

7.                    Modifications

7.1.        Upon B&R’s request and in consultation with them, Congatec shall adapt the Contractual Products by further development to technological changes, especially in B&R’s product line. [***]. Congatec undertakes to carry out this further development and the subsequent serial production and delivery of the advanced Agreement system as and when required by B&R on reasonable terms and conditions according to the terms of this Agreement.

8.                     Supplying third parties

8.1.         [***]

9.                    Quality management

9.1.        In the scope of their overall responsibility as the Contractor, Congatec undertakes to comply with the terms of the Quality Assurance Agreement Schedule 3.

10.             Prices, conditions, type of delivery, invoicing, packaging

10.1.          The piece prices for the Contractual Products arise out of Schedule 2 and are quoted independent of the quantity to be delivered and plus eventual VAT.

10.2.          The piece price pursuant to Schedule 2 is a fixed price and applies to the time period defined therein. During the term of the Agreement, [***].[***].[***]. The duration of the price-fixing shall be determined [***]. If prices are changed, [***].

10.3.          The invoice shall be submitted separately stating the order and delivery note number. If the order is handled with the ERS method, Congatec shall act according to the underlying agreements. B&R settles the accounts regarding the delivery of Contractual Products within [***] days without deductions or within [***] days [***], each after acceptance in conformity with the Agreement and after receipt of a proper and verifiable invoice in single copy. If early deliveries are accepted, the due date of the payment is based on the date of delivery originally agreed upon.

10.4.         All deliveries from Congatec to B&R shall be invoiced in US Dollars.

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

10.5.          Shipments shall be made DDP (B&R plant Eggelsberg) Incoterms 2010.

10.6.          The Contractual Products shall be packed properly, functionally and in perfect condition. The packaging shall be of such a nature that it sufficiently protects the Contractual Products until their arrival at the destination. B&R has the right to return packaging at the expense and risk of Congatec. Congatec is liable for damages due to faulty packaging Congatec is responsible for.

11.                  PCN / EOL / spare parts

11.1.          Subsequent to the Last Time Buy and for a period of ten years, Congatec undertakes to ensure the supply of spare parts in form, fit, function and image compatibility to the serial assemblies, the quantities thereof being set down between the Parties to the Agreement. As far as it is possible and economically justifiable, Congatec shall also oblige all subcontractors/subsuppliers by means of agreements to comply with this spare parts supply. The spare parts prices shall be determined according to point 10.2 ([***]). Mark-ups for storage costs of components to be put into storage for the spare parts supply exceeding these prices shall be determined jointly by the Parties to the Agreement at the respective Last Time Buy date.

11.2.          In the case of a PCN or EOL, B&R shall proceed according to Schedule 6.

12.              Liability

12.1.         Congatec shall be strictly liable to B&R for claims for damages due to a breach of duty Congatec is responsible for intentionally or by gross negligence. In the case of a breach of duty due to slight negligence, Congatec shall be liable per claim in terms of amount limited to € [***]. or to [***] percent of [***], depending on which of the amounts is larger. This limitation on liability shall not apply if a claim is filed with Congatec due to the “Produkthaftungsgesetz” (German Product Liability Act), if liability for injury to life, limb or health is at hand, if condition or durability are guaranteed or if a defect is fraudulently concealed.

12.2.         Congatec’s liability for neglect of duties caused by cases of force majeure shall be excluded. The following shall be deemed cases of force majeure: War or acts of war, terrorist attacks, the impact of natural disasters of all kind (including thunderstorms, earthquakes, floods, etc.), and - as far as Congatec is not responsible for it - fire, traffic accidents and strikes.

13.               Supplementary terms, insurance

13.1.          Neither B&R’s nor Congatec’s general terms and conditions of business shall apply to this Agreement and the agreements separately entered into within its scope. This also applies if during the correspondence necessary due to this Agreement and/or the agreements entered into separately within its scope, one of the Parties to the Agreement refers to their general terms and conditions of business. The schedules referred to in this Agreement form integrant parts of the present Agreement.

13.2.         With regard to a liability (including product liability) for personal injury, material damage and pure economic losses, Congatec shall provide sufficient insurance coverage, on the merits and in terms of amount, by effecting an extended manufacturer’s liability insurance and product liability insurance with an insurer that has a good reputation and is solvent (see Schedule 7 Certification of the amount covered by the liability insurance). For this obligation to insure, the following minimum amount covered shall apply: €[***].- per event insured against to cover personal injuries. €[***].- per event insured against to cover material damages. € [***].- per event insured against to cover pure economic losses. These minimum amounts covered shall be effected so as to be limited to three times a year. Upon request, Congatec shall present to B&R at all times and without undue delay adequate proof of insurance and/or renewal contracts signed by the issuing insurer or any further information regarding these insurances. The assessment of or refrained-from request for a proof of insurance by B&R shall not constitute any waiver of any of the mentioned obligations. (The existence of an insurance contract shall not lead to a limitation of Congatec’s duties and obligations resulting from this Agreement).

14.             Subcontractors/subsuppliers

14.1.        When charging subcontractors and/or subsuppliers, Congatec is obligated to see to it that they comply with all articles of agreement set down between Congatec and B&R. Congatec is liable to B&R for their subcontractors/subsuppliers as provided in the terms and conditions of the present Agreement.

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

15.             Development and manufacturing documentation

15.1.        [***].

15.2.        [***]

15.2.1.   [***],

15.2.2.   [***].

15.2.3.   [***]

15.2.4.   [***].

15.3.           [***].[***].

15.4.          [***].[***].

15.5.          [***].[***].[***].[***].[***].[***].

15.6.          [***].

15.7.          [***].[***].

15.8.          [***].

16.            Confidentiality

16.1.          During the term of the Agreement and after the termination thereof, the Parties to the Contract shall not make use of or inform third parties about business or trade secrets of the other Party to the Agreement, respectively, that they were entrusted with or that became known to them during the cooperation.

16.2.          The Parties to the Agreement shall solely make use of the technical information they will have access to or receive of each other within the scope of the contractual cooperation, especially intentions, experiences, knowledge or designs, within the limits of their cooperation and treat this information confidentially after the term of the Agreement as well and not disclose them to third parties. This confidentiality obligation shall not apply to information that

16.2.1.   demonstrably was already known to the respective receiving Party to the Agreement prior to the cooperation on the occasion of this Agreement,

16.2.2.   the respective receiving Party to the Agreement demonstrably receives in a lawful manner by third parties,

16.2.3.   is demonstrably already commonly known at the time of entering into the present Agreement or becomes commonly known later without violating the obligations of this Agreement,

16.2.4.   the receiving Party to the Agreement demonstrably has compiled during their own, independent development,

16.2.5.   is demonstrably forwarded to B&R affiliated corporations subject to the obligation of confidentiality pursuant to this Agreement.

16.3.      The Parties to the Agreement shall oblige the employees and vicarious agents working for them accordingly (e.g. employment contract).

16.4.      In addition, and as far as they do not conflict with the provisions of this Agreement, the terms and conditions of the Non-Disclosure Agreement as of 02/18/2005 apply.

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

17.              Term and termination of the Agreement

17.1.      This Agreement comes into force when signed on both sides and is entered into for an indefinite period. Furthermore, this Agreement replaces the framework supply agreement signed on 31 July 2006 and the valid schedules thereof at the effective date of this Agreement shall be deemed valid schedules to the present Agreement. All agreements signed on 31 July 2006 which were entered into within the scope of the framework supply agreement are still subject to the terms and conditions of the framework supply agreement signed on 31 July 2006. This Agreement may be terminated in writing by each Party to the Agreement upon [***] months’ notice without giving reasons (ordinary termination). For the timeliness of the termination, the date on which the notice of termination is received by its recipient shall be decisive.

17.2.      The right of the Parties to the Agreement remains unaffected to terminate this Agreement without notice for good cause. A good cause for the other Party to the Agreement, respectively, is given especially if

17.2.1.   insolvency proceedings have either been commenced with respect to Congatec’s or B&R’s assets or rejected for lack of cost covering assets or the conditions exist for opening insolvency proceedings or rejecting such proceedings,

17.2.2.   Congatec or B&R violate essential obligations according to point 15 of this Agreement,

17.2.3.   Congatec or B&R infringe the intangible property rights (e.g. trademarks, samples, patents, copyrights etc.) of the other Party to the Contract,

17.2.4.   if a Party to the Contract violates essential obligations under the Agreement in spite of a written warning granting them an additional period of time of reasonable length.

17.3.         B&R especially has the right to terminate the present Agreement without notice for good cause if

17.3.1.  the delivery date or quality objectives pursuant to Schedule 4 are not met in two calculation periods to an extent making a maximum contractual penalty due,

17.3.2.  after an additional period of time of [***] working days (Monday through Friday) by the 15th or last day of each calendar month has elapsed, Congatec is not able to perform this Agreement any more for whatever reasons possible.

18.            Miscellaneous

18.1.         The agreements to be entered into within the scope of this Agreement shall be made in writing to be effective. Modifications and amendments to the present Agreement and to the agreements entered into within the scope of this Agreement shall also be made in writing to be effective. Oral collateral agreements shall not be considered. For the written form, declarations per telefax or e-mail shall be sufficient.

18.2.         If the extent of single provisions of this Agreement reaches beyond the term of the Agreement, these provisions stay effective to this extent after the term of the Agreement as well.

18.3.         Should any provision of this Agreement and/or the agreements entered into within its scope be or become invalid or unenforceable, the other provisions of the Agreement shall remain unaffected. These provisions shall be replaced automatically by valid and enforceable provisions reaching the intended purpose as well as possible.

18.4.         The transfer of the present Agreement itself or single rights and/or obligations thereof by a Party to the Agreement to a third party, whether by singular or universal succession on the ground of corporate rules, requires the prior and written express consent of the respective other Party to the Agreement. In the case of the enterprise/business of a Party to the Agreement the present Agreement applies to being transferred to a third party, the transferring Party to the Agreement shall have the right and obligation to transfer the present Agreement and/or any and all rights and obligations thereof to the

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

vendee of the enterprise/business. This also applies to this right and/or obligation to transfer the Agreement. In the case of this transfer of agreement conflicting with the interests of the other Party to the Agreement, especially if the respective third party is to be regarded as competitor of the other Party to the Agreement, controls such a competitor or has a substantial influence on this competitor’s business in another way or could do so in the future, an option for termination without notice shall be deemed agreed-upon.

18.5.              An offsetting against B&R claims shall be inadmissible unless Congatec’s claims have been admitted by B&R or recognized by a final court decision. Congatec shall have no right of retention.

18.6.              Place of performance for all performances of the Parties to the Agreement resulting from this Agreement and the agreements entered into within its scope shall be the registered B&R head office unless another place of performance for Congatec’s performance has been agreed upon on the occasion of notification of the single Contractual Product.

18.7.              Place of exclusive jurisdiction for any legal disputes arising under or in connection with the present Agreement and/or the agreements entered into within its scope shall be the court having local and subject matter jurisdiction over Eggelsberg, Austria. However, B&R shall have the right to bring an action against Congatec at B&R’s choice at any other court which may have jurisdiction according to national or international law.

18.8.              This Agreement and the agreements entered into within its scope shall solely be governed by Austrian law to the exclusion of the conflict of laws provision and the UN Convention on Contracts for the International Sale of Goods (CISG).

18.9.              All schedules to this Agreement (see 17.1) form integrant parts of this Agreement and/or the agreements entered into within its scope, unless the present Agreement expressly provides otherwise.

18.10.       No waiver of any rights shall be derived from the action or omission of a Party to the Agreement, unless such a waiver has been expressly declared in writing.

18.11.       As far as this is permissible under mandatory law, the Parties to the Agreement renounce the avoidance of the present Agreement and/or the agreements entered into within its scope with the aim of modifying or cancelling it and renounce to argue it were not brought about validly or were void.

18.12.       Each of B&R’s rights and remedies granted under this Agreement or the agreements entered into within its scope shall be cumulative and of equal priority besides and in addition to the rights and remedies granted by law.

18.13.       The use of the business relations between B&R and Congatec or of the name, logo, brands, equipment, product name and/or logotype of B&R or Congatec for advertising purposes shall only be permitted to Congatec as well as B&R upon express mutual or unilateral written approval.

18.14.    Certain goods are subject to national and different international export controls and embargo regulations. Congatec guarantees that the delivery of the Contractual Product takes place in compliance with these regulations. If Congatec applies for an export license with the competent authority for delivering the Contractual Products, they shall inform B&R without being asked and without undue delay. Congatec undertakes to pass the background of the license application as well as the opinion of the competent authority on to B&R in German and English.

Moreover, Congatec shall be obligated to write down the following data and information in the

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

relevant business papers regarding the shipment of the Contractual Product:

•                      If appropriate, the European export control number (export list number)

•                      If appropriate, “Subject to EAR” and the respective US control numbers (ECCN, Export Control Classification Number) pursuant to EAR and/or CCL

•                      Statistical number

•                       Country of origin

The relevant business papers especially include quotes, sales agreements, confirmation of orders, invoices and delivery notes.

If needed, Congatec shall produce a goods-related information on the list of goods of the competent authority for the Contractual Product in time before delivering the it.

Congatec shall bear all costs and damages incurred by B&R resulting from a violation of this Agreement.

Congatec’s performance of all obligations under the present Agreement is subject to no impediments due to national or international regulations of the foreign trade and payments law and no embargoes (and/or further sanctions) hindering said performance.

B&R on their part undertakes to refrain from doing the following business in any case:

•    Business with persons, organizations or institutions standing on a sanctions list pursuant to EC regulation or US export regulation,

•   Business with embargoed countries that is prohibited,

•   Business lacking the necessary license,

•    Business that might take place in connection with NBC weapons, military end use.

In the case of B&R violating this obligation, B&R shall bear all costs and damages incurred by Congatec. A grave or repeated violation may be reason for Congatec to terminate the present Agreement without notice.

18.15.              In the case of the Ordering Party being liable to the Contractor, the same limitations on liability shall apply correspondingly as set forth for the Contractor under item 12.

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Eggelsberg 07/19/.2012.	Deggendorf, 07/26/2012

/s/ Gerhard Edi

Signature	signature
[***]	Gerhard Edi
Global Sourcing Manager	Director
Name in capitals, title	Name in capitals, title

Signature

[***]
Head of Sourcing Electronics
Name in capitals, title

Bernecker + Rainer	Congatec AG

Industrie Elektronik Gesellschaft m.b.H.
Auwiesenstr. 5
B&R Strasse 1	94469 Deggendorf
5142 Eggelsberg	Germany
Austria

Index of schedules

1.             Definition of Contractual Products

2.               Prices (with phase plan)

3.              Quality Assurance Agreement (QAA)

4.              Agreement on Objectives

5.               Emergency plan

6.               EOL/PCN procedures

7.               Certification of the amount covered by the liability insurance

8.               Logistics concept

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Framework Agreement congatec

Schedule 1 - Contractual Products

Contractual Products

Contractual Products are all the boards Congatec delivers. If boards are manufactured [***] for B&R, the respective specification is part of this Agreement.

The Contractual Products shall be delivered packed separately in stackable packaging. In addition to the details set forth in Schedule 3 part 9 (QAA), the packaging shall be labeled with the B&R number range and bar code.

All Contractual Products are manufactured in accordance with RoHS.

Eggelsberg, 07/31/06	Deggendorf, 7/31/06

/s/ Christian Schubert

Signature	signature

[***], purchasing manager	Christian Schubert, director
Name in capitals, title,	Name in capitals, title

Bernecker + Rainer	Congatec AG
Industrie Elektronik Gesellschaft m.b.H
B&R Strasse 1	Auwiesenstr. 5
5142 Eggelsberg	94469 Deggendorf
Austria	Germany

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Perfection in Automation

www.br-automation.com

1.                   Scope

This schedule applies to the framework supply agreement entered into on 07/18/2012 (date of signature of the Ordering Party) and replaces all earlier versions.

2.                    Prices

With the first serial delivery of an article approved by B&R, [***].

The respective current sales price for serial delivery is calculated as follows:

+ [***] prices

+ [***] costs

+ up to [***]% for [***]

+ up to [***]**% for [***] costs

**The additional charge for [***] shall be defined [***].

The Contract allows the Ordering Party [***].

[***]:< US-$ [***]
[***] < US-$ [***]		[***] %

[***]< US-$ [***]
[***]< US-$ [***]		[***] %

[***]< US-$ [***]
[***]< US-$ [***]	:	[***] %

[***]< US-$ [***]
[***]< US-$ [***]		[***] %

[***].

The respective current prices per period are listed in Anhang A zu Anlage 2 Preis- und Artikelauflistung CONGATEC.xlsx (Supplement A to Schedule 2 Price and Article List CONGATEC).

The serial delivery prices shall be newly determined [***], respectively.

These apply to all new orders in the respective half-year. A month beforehand, a proposition list (in MS Excel format) shall be provided for discussion containing all current Contractual Products.

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

3.                   Prices for sample and preproduction series

For pilot productions, sample and preproduction series, an additional mark-up of up to [***]% is charged optionally. For sample and preproduction series for which separate supply and development agreements were entered into, a diverging percentage rate may be agreed upon, if appropriate.

This mark-up is limited to a maximum of [***] assemblies per model series (=congatect product family). An eventual subsequent billing(=Contract Manufacturer’s manufacturing costs at the estimated offer price) shall be made with the agreed-upon transparency.

With the mark-up, the standard development costs shall be deemed set off as long as no other conditions have been agreed upon in writing (e.g.: development agreement).

Eggelsberg, 03/11/2013	Deggendorf, 03/18/2013

/s/ Gerhard Edi
Signature	signature

[***]	Gerhard Edi
global sourcing manager	Director
name in capitals, title	Name in capitals, title

signature
[***]
Head of sourcing electronics
Name in capitals. Title

Bernecker + Rainer	Congatec AG
Industrie Elektronik Gesellschaft m.b.H.
B&R Strasse 1	Auwiesenstr. 5
5142 Eggelsberg	94469 Deggendorf
Austria	Deutschland

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Framework Agreement Congatec

Schedule 3 - Quality Assurance Agreement

Quality Assurance Agreement

between

Bernecker und Rainer Industrie-Elektronik Ges.m.b.H.

B&R Strasse 1

5142 Eggelsberg

Austria

- hereinafter called “B&R” or “Ordering Party” -

and

Congatec AG

Auwiesenstrasse 5

94469 Deggendorf

Germany

- hereinafter called “Contractor” -

B&R and Contractor

- hereinafter called “Parties to the Agreement”

1.                                   Purpose of the Quality Assurance Agreement (QAA)

B&R aims to establish an intensive cooperation with their contractors on a partnership basis. The following aims are at the center of this goal:

•                Continuing increase in customer satisfaction

•                Continuing decrease in processing and product placement times

•                Efficient improvement of product and process quality

•                Reduction of development, process and manufacturing costs

•               Avoidance of double inspections

The present Agreement especially aims at making B&R’s quality expectations transparent. The Contractor is integrated as an essential element into the high quality standards B&R sets for themselves, their products, services and business processes. The Contractor undertakes to participate in an active and goal-oriented way.

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

2.                                    Subject and scope of the Agreement

2.1.          This Agreement applies to the Contractual Products specified in Schedule 1 to this Agreement. If B&R has left a sample with the Contractor or if the Contractor manufactured a sample which B&R has accepted, design and properties of this sample shall be deemed an addition to the specification (Schedule 1). This specification constitutes a warranty of properties unless the parties agree otherwise. The Contractor has checked the Contractual Products specification and considers it conclusive. If a sample is at hand, the Contractor has checked its conformity with the specifications and deems the conformity fulfilled.

2.2.           If the Contractor finds the specification (Schedule 1) as faulty, mistakable, incomplete or diverging from the sample while developing, manufacturing or inspecting the Contractual Products, they will notify the Ordering Party in writing about it without undue delay and make suggestions on corrective measures.

2.3.              This Agreement comes into force when signed and may be terminated by either Party to the Agreement within 3 months by the end of a calendar half year, however, not before the termination of a current framework supply agreement.

2.4.           This Agreement also applies to Contractual Products B&R ordered before this Agreement was signed but which were delivered after it came into force. By coming into force, this Agreement supersedes the previous QAA (if any) and amends all further agreements between B&R and the Contractor.

3.                                    Quality assurance

3.1.           The Contractor shall apply an adequate quality assurance system set down in writing fulfilling the specifications defined in Schedule 2 to this Agreement and shall manufacture and inspect the Contractual Products according to the rules of this quality assurance system. Specifications for the quality assurance system exceeding the ones mentioned are also defined in Schedule 2 to this Agreement.

3.2.         The Contractor shall include subcontractors’ products and services into their quality assurance system by means of agreements or shall ensure the quality of subcontractors’ deliveries and services themselves. This shall also apply to products and services specified by B&R even if these are procured on B&R terms from the subcontractor themselves.

3.3.          Furthermore, the Contractor shall inspect the Contractual Products in any case each time before delivering to B&R according to the rules of their quality assurance system mentioned in this Agreement. The Contractor has checked these terms and conditions regarding their being conclusive and compatible with the inspections as provided in their quality assurance system and deems the conclusiveness and compatibility fulfilled. Clause 2.2 to this Agreement applies mutatis mutandis.

3.4.          The Contractor shall prepare records (documentation) of conducting their quality assurance measures, especially regarding measured values and test results, and shall keep these

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

and any samples available in a clearly arranged manner. Schedule 2 to this Agreement specifies type, scope and preservation period of this documentation and these samples.

4.                                          Initial samples

Initial samples are products manufactured completely with standard equipment under standard conditions. The initial sample inspection forms the basis for the serial delivery of a B&R-specific product and shall be documented in an initial sample inspection report. Initial samples shall be delivered especially labeled in quantities still to be agreed upon. Together with the initial samples, the Contractor shall supply an initial sample inspection report containing the inspection results of all relevant quality properties the Contractor shall have defined. Any and all deviations from the B&R specification shall be documented within the scope of the initial sampling. B&R inspects the initial samples, notifies the Contractor of the inspection results and, upon approval, gives their written approval of the serial delivery.

5.                                          Contractor’s obligation to produce supporting documents and Contractor’s duty to supply information

5.1.               The Contractor shall give B&R the opportunity to verify the execution of the quality assurance measures set down in point 3 within reasonable time intervals. To a reasonable extent and upon prior agreement of a date, the Contractor shall grant B&R access to their business premises and provide qualified staff for support during such a visit. By making corresponding arrangements with their subcontractors who are associated with the Contractual Products, the Contractor shall ensure in favor of B&R that, to a reasonable extent and upon prior agreement of a date, B&R is also granted access to the subcontractors’ business premises and that qualified staff is provided for support during such a visit.

5.2.                The Contractor shall inform the Ordering Party’s quality assurance representative about substantial changes within the agreed-upon quality assurance system or procedure and about any changes in materials, manufacturing processes, subcontractor parts, sites of operational facilities, data sheets and other documents, unless the Contractor is positive these changes will not impair the properties and reliability of the Contractual Products. The information shall be submitted in such a timely and comprehensive manner that the Ordering Party is able to assess its implications and object to it before the respective change is applied to the Contractual Products. Silence on the part of the Ordering Party shall not relieve the Contractor of their sole responsibility for the properties and reliability of the Contractual Products. Such changes always and without exception require B&R’s written approval. Eventual verbal agreements of any kind shall not be valid. The Contractor shall document all changes to the Contractual Product and product relevant changes in the process chain in a product life cycle and deliver it to B&R upon request. The Contractor may deny insight into confidential manufacturing processes and other trade secrets.

5.3.                 Should the Contractor become aware of increasing deviations of the actual condition of the Contractual Products from the desired condition (deterioration in quality), they shall inform B&R about the extent and planned remedial measures without undue delay. Until these remedial measures take effect, the Ordering Party may demand specific actions (e.g. higher

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

inspection frequency). The Contractor shall bear the costs of the additional expenses hereby incurred, provided there is no evidence of the Ordering Party’s causing the deterioration in quality.

5.4.          The Contractor shall ensure, by means of an appropriate labeling of the Contractual Products (e.g. manufacturer’s label, manufacturing date, manufacturing place) or - if that is not possible - by appropriate further measures, that when a defect or fault is detected or occurs, the Contractual Products actually or possibly affected can be detected immediately and purposefully. The Contractor shall inform B&R in advance of their relevant system in a way that B&R is able to carry out their own measures to the necessary extent, if needed. Schedule 3 defines how the Contractual Products shall be labeled.

5.5.           When quoting, eventual deviations from the specifications shall be stated explicitly and the responsible B&R purchasing agent shall be notified in writing about them. Any and all deviations shall be approved of in writing by B&R prior to the start of delivery.

5.6.           Should the Contractor detect deviations of single delivery lots prior to shipment, they shall notify the responsible B&R purchasing agent in writing of that prior to delivery as well. The Contractor shall document B&R’s written decision on the usability including the description of the deviation and the respective delivery lot.

6.                                    Receiving inspections and testing by B&R

6.1.          Pursuant to the present QA Agreement, solely the Contractor or a third Party the Contractor charges shall conduct the necessary inspections. In their acceptance, B&R will therefore solely check product identity and any transport damage that can clearly be seen externally at the packaging as well as comparing the delivered with the ordered quantities. Schedule 4 specifies any further B&R test steps and/or obligations regarding the receipt, inspection or any further treatment of deliverables after their delivery, this regulation being exhaustive (positive list).

6.2.           The Contractor shall be notified of deviations from point 6.1 pursuant to the contractual arrangements. If damages or defects are recognized later on, the Contractor shall be notified as well pursuant to the contractual arrangements. In the absence of contractual arrangements, B&R shall notify the Contractor as soon as possible about damages or defects, as soon as B&R discovers them under the circumstances prevailing in the due course of business. In this regard, the Contractor waives the claim of late notices of defect.

6.3.           Besides the above mentioned inspections and notifications, B&R has no further obligations to the Contractor.

7. Handling of defects and non-conformity by the Contractor

When detecting defects and/or non-conformity (even if only during handling/processing), B&R shall notify the Contractor as fast as possible. Immediately after receiving the notice of defect, the Contractor shall contact the responsible B&R purchasing agent to organize substitute deliveries and/or a supply free from defect. Furthermore, the Contractor shall comment on the notice of defect in writing within [***] working days. In this first comment, the Contractor shall make known how long the analysis and corrective measures will take. Error analysis and corrective measures shall be submitted electronically in form of an 8D report saved as PDF.

8.                                   Packaging and transport

The Contractor chooses the packaging of the deliverables in such a way that B&R receives them without impairment and can store them properly in the delivery packaging. Further packaging specifications are set forth in Schedule 4.

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

9.                                    Labeling of deliveries

Deliveries shall contain at least the following labeling:

The labeling is set down in Schedule 3.

10.                            Quality assessment and quality objectives

Quality assessment and objectives are set forth in the framework supply agreement B&R and the Contractor have entered into.

11.                            Schedules

All schedules to this Agreement form integrant parts of the Agreement. In case of a conflict, this Agreement has priority over the schedules.

12,                            Quality assurance representative

Contractor and B&R shall designate in writing a quality assurance representative who will perform and/or coordinate the supervision and execution of this Agreement. The quality assurance representative is authorized to receive all declarations concerning the execution of this Agreement. The Parties to the Agreement shall give notice to each other of the substitution of a representative in writing without undue delay.

The designated quality assurance representatives to this Agreement are as follows:

By the Contractor:	Mr Christian Dallmeier	Tel: +49 (0) 991 / 2700 161
Mail: christian.dallmeier@congatec.com

By B&R:	[***]	Tel: [***]
Mail: [***]

13.                             Deliveries

13.1.          By entering into and executing this Agreement, the Contractor shall have no claim for being placed with orders.

14.                             Arbitral tribunal

All disputes arising in connection with the present Agreement or over its validity shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce (Paris) by an arbitrator appointed in accordance with the said rules. The court of arbitration has its seat in A-Vienna. The law of procedure of this place supplements the Rules of Conciliation and Arbitration. The arbitration language is German.

15.                             Applicable law

All disputes arising under the present Agreement or over its validity shall be settled under the terms and conditions of this Agreement, apart from that under exclusive Austrian law, without the right to refer to other laws and to the exclusion of the UN Convention on Contracts for the International Sale of Goods.

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

16.                             Miscellaneous

16.1.             Any and all changes or amendments to this Agreement shall be made in writing to be effective.

16.2.            If any provision of this Agreement is or becomes invalid, neither the validity of the remaining provisions of this Agreement shall be affected nor the validity of the agreements entered into while executing an invalid provision. The Parties to the Agreement shall work together on a partnership basis to find an arrangement coming as close as legally possible to the commercial purpose of the invalid provision.

16.3.        All declarations the Parties to the Agreement make while executing the present Agreement shall be made in German.

Eggelsberg, Austria 07/28/2006	Deggendorf, Germany 7/31/06

/s/ Schubert

Signature	Signature
[***], Mgr. QA	SCHUBERT, director
Name in capitals, title	Name in capitals, title

Bernecker + Rainer
Industrie Elektronik Gesellschaft m.b.H.	Congatec AG
Auwiesenstr. 94469
B&R Strasse 1	Deggendorf
5142 Eggelsberg	Germany
Austria

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Supplement 1 to the Quality Assurance Agreement

(see clause 2.1) Contractual Products

Contractual Products are all parts and services the Contractor delivers due to an order from B&R and/or receives and accepts from B&R (sample) during the term of this QAA.

The Contractual Products are specified especially by

•       applicable national and international standards;

•        manufacturer data sheets and books;

•        B&R specification;

•        technical specifications;

•        environmental conditions;

•        drawings;

•         the order text;

in their current issue.

(B&R)

Eggelsberg, 7/28/2006

Place, date                                   signature

CONGATEC AG

(Contractor)

Deggendorf, 7/31/06

Place, date                                   signature

(Contractor)

Place, date Signature

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Supplement 2 to the Quality Assurance Agreement

(see clause 3.1 sentence 1)

To be able to fully meet the quality requirements for the Contractual Products, B&R expects their Contractor to implement an adequate, written-down quality management system. This system shall at least meet the requirements of EN ISO 9000:2000 ff. The quality management system shall be evaluated and certified by an accredited and independent auditing company (Third Party). The Contractor shall give proof of the audit by means of a valid certificate. The documents describing the quality management system specify type, scope and preservation periods of this quality documentation.

(see clause 3.1 sentence 2)

Currently, there are no further requirements for the Contractor’s QM system.

(see clause 3.4 sentence 2)

Currently, there are no further requirements exceeding the specifications set down in the Contractor’s QM system.

(B&R)

Eggelsberg, 7/28/2006

Place, date                                   signature

CONGATEC AG

(Contractor)

Deggendorf, 7/31/06

Place, date                                   signature

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Supplement 3 to the Quality Assurance Agreement

(see clause 5.4 last sentence)

The delivery package shall be labeled with - but not limited to - the following labeling:

•    Contractor’s material number

•    B&R material number

•    B&R name

•    B&R order number

•    Number of pieces

•    Manufacturing date

The component part shall be labeled with - but not limited to - the following labeling:

•     Contractor’s material number

•    B&R material number

•    Manufacturing date

The delivery note shall be labeled with - but not limited to - the following labeling:

•     Contractor’s material number

•    B&R material number and B&R name

•     B&R order number

•    Number of pieces

Deviations from this definition need to be agreed on separately.

(B&R)

Eggelsberg, 7/28/2006

Place, date                                   signature

CONGATEC AG

(Contractor)

Deggendorf, 7/31/06

Place, date                                   signature

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Supplement 4 to the Quality Assurance Agreement

(see clause 6.1 last sentence)

1.      Currently, there are no further requirements for the receiving inspection and testing by B&R.

(see clause 8 sentence 2)

2.      Currently, there are no further requirements for the packaging by the Contractor.

(B&R)

Eggelsberg, 97/28/2006

Place, date                                   signature

CONGATEC AG

(Contractor)

Deggendorf, 7/31/06

Place, date                                   signature

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Framework Agreement Congatec - Schedule 4 Agreement on Objectives

1.               Scope

This arrangement is applicable to all products delivered to B&R in the scope of the Framework Agreement which was entered into.

2.               Quality Agreement

2.1.       Agreement on Objectives

For operational implementation of the strategic goal, the Parties to the Contract agree on measurable quality objectives.

2.2.        Quantity index

ppm Quantity index	[***]
< = 5000	[***	]%
5001 – 6000	[***	]%
6001 – 7000	[***	]%
7001 – 8000	[***	]%
> 8000	[***	]%

The ppm quantity index is calculated based on the respective and acknowledged shortfalls of a quarter occurring within the guarantee period. [***].[***].[***]. In any case, the Ordering Party retains the right to assert their claim for further damages and other claims.

2.3.        Definition

ppm =	Amount of parts complained about	x 10[6]
Amount of parts delivered

In this matter, the quantity index according to 2.2 does not stand for a standard the Ordering Party accepts. Generally, all faulty and/or defective parts will not be accepted and are subject to further legal and agreed-upon consequences, [***].

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1

3.               Agreement on compliance with the delivery date

3.1.        Agreement on Objectives

For operational implementation of the strategic goal, the Parties to the Contract agree on measurable objectives for compliance with the delivery date.

3.2.        Compliance with the delivery date

Points	[***]
>97	[***	]%
97 – 95	[***	]%
94 – 91	[***	]%
90 – 87	[***	]%
< 87	[***	]%

The compliance with the delivery date shall be calculated on a quarterly basis. [***].[***].[***]. In any case, the Ordering Party retains the right to assert their claim for further damages and other claims.

3.3.        Definition

Calculation according to the “Leitfaden zur Lieferantenbewertung” (Guide to Contractor Assessment). The guide will be provided upon request. In this matter, the points according to 3.3 do not stand for a standard the Ordering Party accepts. All parts not delivered on time shall be subject, apart from the contractual penalty, to further legal and agreed-upon consequences.

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

2

Eggelsberg, 07/31/06	Deggendorf, 7/31/06 [signature illegible]
Signature	Signature
[***], purchasing manager	Name in capitals, title
Name in capitals, title

Bernecker + Rainer	Congatec AG
Industrie-Elektronik Ges.m.b.H.
B&R Strasse 1	Auwiesenstr. 5
5142 Eggelsberg	94469 Deggendorf
Austria	Germany

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

3

Framework Agreement congatec

Schedule 5 - Emergency plan

Schedule 5 - Emergency plan

At Congatec, there is a Product Manufacturer Matrix listing at least [***] manufacturers for every product. Regarding their manufacturing and control technology, these manufacturers are able to manufacture these products retaining the same quality level (reviewed by audits). When requested by B&R, Congatec will disclose this Product Manufacturer Matrix.

Eggelsberg , 07/31/06	Deggendorf, 7/31/06

/s/ Christian Schubert
Signature	signature

[***], purchasing manager	Christian Schubert, director
Name in capitals, title	Name in capitals, title

Bernecker + Rainer	Congatec AG
Industrie Elektronik Gesellschaft m.b.H

B&R Strasse 1	Auwiesenstr. 5
5142 Eggelsberg	94469 Deggendorf
Austria	Germany

[***]                  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1

Framework Agreement Congatec

Schedule 6 — PCN_EOL

1.              Scope

This additional agreement applies to all of Congatec’s products delivered to B&R.

2.               Rules for serial production

If new component manufacturers are approved or blocked for an assembly, this will not constitute a product change as long as fit, form, function and image compatibility are guaranteed. Depending on availability, the Contract Manufacturer shall assemble one of the components released according to specification. Congatec shall ensure all assembled components can be retraced down to manufacturer level.

3.               Product Change Notification PCN

3.1.        General

All products B&R buys from Congatec shall be deemed [***] regarding their hardware as well as software. Should a change in the products still become necessary due to technical or availability reasons, the following steps shall be taken.

3.2.         Time periods

Congatec undertakes to forward all notifications published by the respective manufacturer to B&R without undue delay, but at the latest within [***] working days, after their receipt or publication. However, Congatec shall ensure the notifications are at B&R’s disposal at least [***] months before the change comes into effect.

3.3.          Scope of the notification

The following information shall be submitted to B&R in electronic form (e.g. PDF format):

•             Manufacturer’s original notification

•             Changed data (if the change has effects on it)

•            Alternative products according to fit, form, function and image compatibility including data

•             Upon B&R’s request, a sample shall be made available.

3.4.         Opportunity of Last Time Buy LTB

Congatec shall grant B&R the opportunity to meet their requirement by using a Last Time Buy as long as B&R cannot use the changed products, a question which solely B&R determines. LTB takes place as set forth in 4.3 & 4.4.

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

4. End of Life EOL

4.1.         Time periods

Congatec undertakes to forward all notifications published by the respective manufacturer to B&R without undue delay, but at the latest within [***] working days, after their receipt or publication. However, Congatec shall ensure the notifications are at B&R’s disposal at least [***] months before the change comes into effect.

4.2.          Scope of the notification

The following information shall be submitted to B&R in electronic form (e.g. PDF format):

•             Manufacturer’s original notification

•              Last Time Buy period

•             Last Shipment period

•             Alternative products according to fit, form, function and image compatibility including data

4.3.          LTB availability guarantee

B&R will give notice of their requirement solely on the level of the Agreement systems (Schedule 1). Therefore, the respective Agreement system and/or revision shall be deemed obsolete as well. Congatec guarantees the quantities set down by B&R in the scope of the LTB are met to the full extent. As a result, B&R undertakes to accept. Additionally, Congatec shall ensure spare parts availability according to point 11 Framework Agreement by means of a separate final covering of the requirements.

4.4.          Further LTBs

As far as an Agreement system or revision is obsolete and B&R has given notice of the quantity left to be accepted, Congatec shall act on their own behalf with respect to further obsolete parts and procure this requirement with the respective time and quantity. A further notification of LTB quantities on behalf of B&R is not necessary any more.

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Eggelsberg, 07/31/06	Deggendorf,7/31/06

signature	[signature illegible]
Signature
[***], purchasing manager
Name in capitals, title	Name in capitals, title

Bernecker + Rainer	Congatec AG
Industrie-Elektronik Ges.m.b.H.
B&R Strasse 1	Auwiesenstr. 5
5142 Eggelsberg	94469 Deggendorf
Austria	Germany

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Congatec Framework Agreement

Schedule 7 — Liability insurance confirmation of cover

Liability insurance confirmation of cover Congatec

Liability insurance [***] dated 09-23-2005

Eggelsberg, 07/31/2006	Deggendorf, 7/31/06
/s/ Christian Schubert
Signature
Signature
[***], purchasing manager	Christian Schubert, director.
Name in capitals, title	Name in capitals, title

Bernecker + Rainer	Congatec AG
Industrie Elektronik Gesellschaftm.b.H

B&R Strasse 1	Auwiesenstr. 5
5142 Eggelsberg	94469 Deggendorf
Austria	Germany

[***]                  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Framework Agreement Congatec - Schedule 8 Logistics concept

1.              Scope

This arrangement is applicable to all products delivered to B&R in the scope of the Framework Agreement which was entered into.

2.              Forecast

2.1.        Definitions

2.1.1.                  Forecast

With the forecast, the Contractor has a basis for operations planning to ensure security of supply for the Ordering Party. The Ordering Party shall submit their planned quantities and dates to the Contractor in appropriate intervals.

2.1.1.                  Order/Call-off order

Deliveries will be made due to the Ordering Party’s orders/call-off orders.

2.1.2.                  Flexibility

Variations of the actually ordered/called-off quantities from the forecast quantities of the months 02 to 12 prior to the order/call-off order shall be retained within the range of flexibility according to 2.4, if not set down otherwise in the following. The Contractor shall take such eventual variations into account in their operations planning.

2.1.3.                  Operations planning

The Contractor shall make arrangements for sufficient material, taking into account the underlying forecasts and their manufacturers’ current times of delivery.

2.2.                          Forecast provision

Expiry	Agreement	Comments
Renewal interval	[***]	[***]
Future period	[***]
Product level of detail	[***]	[***]
Rule of flexibility		[***]

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

2.3.         Order/Call-off order

Expiry	Agreement	Comments
Quantity allocation	Within min max	See Schedule 1
Call-off period	Daily
Product level of detail	B&R identification-no.	See Schedule 1
Time of delivery	max. 1 week

2.4.         Flexibility

Expiry	Agreement	Comments
Fixed period of time	[***]	Product must be available to the Ordering Party
Volume flexibility	[***] [***] [***]
Safety stock	Defined	See 3
Obligation to accept		See point 4.0. [Signature illegible]

3.              Safety stock

3.1.         Quantity

The safety stock size will be adjusted on a monthly basis with the forecast, and amounts to a monthly requirement of the arithmetic mean out of [***] months of future requirements.

3.2.           Availability

The Contractor shall ensure the fixed quantity in the period of month 1 is available to the Ordering Party regarding the defined time of delivery (point 2.3). If the Ordering Party’s requirement is higher, products may be taken from the safety stock after consultation. The safety stock shall be restocked within the replenishment time (RT, see Schedule 1), taking care to not reduce the quantities already ordered or contained in the forecast.

4.              Obligation to accept

The Ordering Party shall accept the products and/or quantities of the months [***] of the respective current forecast provided there is evidence excluding an acceptance by another of the Contractor’s customers. Furthermore, the Ordering Party shall accept the quantities in the safety stock as well as already ordered components that cannot be cancelled any more (NCNR). [***].

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Eggelsberg , 03/02/2010	Deggendorf, 03/10/2010

/s/ Gerhard Edi
Signature	Signature

[***], purchasing manager
Name in capitals, title	GERHARD EDI, CEO

Bernecker + Rainer Industrie-Elektronik	Congatec AG
Ges.m.b.H.
Auwiesenstr. 5
B&R Strasse 1	94469 Deggendorf
5142 Eggelsberg	Germany
Austria

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.